UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  August 16, 2005


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)

                733 Third Avenue, New York, New York 10017
           (Address of principal executive offices)  (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers
           --------------------------------------------------------------------

     On August 16, 2005, the Board of Directors increased the size of the Board from seven to eight persons pursuant to authority granted by the Company's Amended and Restated by-laws and Nevada law, and selected Leopold Swergold as a director to fill the newly created directorship. Mr. Swergold will serve as a director until the next annual meeting of shareholders in December 2005. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

     There are no arrangements or understandings between Mr. Swergold and any other person pursuant to which he was selected as a director of the Company, and there is no information required to be disclosed under Item 404(a) of Regulation S-K. The Company's Corporate Governance and Nominating Committee determined Mr. Swergold is an independent director under the New York Stock Exchange listing standards. He does not serve on any committees of the Company's Board, although he may be appointed to serve on a committee in the future.

     Mr. Swergold was granted 5,000 non-qualified stock options on August 16, 2005 with a $38.16 exercise price. The options vest on December 31, 2005 and expire August 16, 2009.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (C)  Exhibits:

     The following exhibit is filed herewith:

         99.1      Press Release dated August 16, 2005


                              EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ------------------------------------------------------
99.1            Press Release dated August 16, 2005


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

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


August 16, 2005
---------------
(Date)

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